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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD: JUL-98         PAYMENT DATE:  8/17/98
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $            0

FOR THE SETTLEMENT PERIOD:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  244,281,495     $   890.69
Defaulted Amount for the Settlement Period ................................           (390,000)         (1.42)
Recoveries for the Settlement Period ......................................              4,318           0.02

CERTIFICATE/FEE DISTRIBUTION ON: 8/17/98

     Interest on the Series C Certificates ................................     $   742,035.94     $     2.71
     Interest on the Series D - Class A Certificates ......................         539,572.92           1.97
     Interest on the Subordinated Series 1995-1 Certificates ..............         181,671.88           0.66
     Interest on the Series D - Class B Certificates ......................          54,378.39           0.20
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         546,853.16           1.99
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 2,064,512.29     $     7.53
                                                                                ==============     ==========
VFC ACTIVITY FOR THE JULY 1998 SETTLEMENT PERIOD:
     Beginning principal of the Variable Funding Certificate ..............     $16,000,000.00
     Principal from the Variable Funding Certificateholder ................       8,000,000.00
     Principal to the Variable Funding Certificateholder ..................     (24,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $         0.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $    51,089.73     $     0.19
     Liquidity Fees for the Settlement Period for the VFC .................          16,710.05           0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $    67,799.78     $     0.25
                                                                                ==============     ==========
AS OF THE END OF THE JULY 1998 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $            0
Aggregate Subordinated Transferor Amount ..................................     $   35,638,305

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    2,418,000
Excess Funding Account balance ............................................     $   17,300,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending August 16th.
  -   The Series C Certificate Rate was 5.99625% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.88625% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.60625% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.40625% for this Interest Accrual Period.
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